UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Activision Blizzard, Inc.

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Activision Blizzard, Inc.

On April 24, 2020, Activision Blizzard, Inc. (“Activision Blizzard”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its 2020 Annual Meeting of Stockholders to be held on June 11, 2020 (the “Annual Meeting”). On May 28, 2020, Activision Blizzard issued a press release concerning a virtual meeting format for the Annual Meeting. Activision Blizzard is providing this supplement to broadly disseminate that information.

Activision Blizzard to Hold Virtual Annual Meeting of Stockholders

SANTA MONICA, Calif.--(BUSINESS WIRE)-- Activision Blizzard, Inc. (NASDAQ: ATVI) announced today that, due to ongoing public health concerns related to the COVID-19 pandemic, it has changed the format of its 2020 annual meeting of stockholders (the "Annual Meeting") from a physical in-person meeting to a virtual meeting format. The Annual Meeting will be convened as originally planned on June 11, 2020 at 9:00 a.m., Pacific Time and immediately adjourned to a virtual-only meeting via live audio webcast.

Stockholders at the close of business on April 15, 2020, can vote at the Annual Meeting, by either proxy prior to the meeting or by voting at the virtual Annual Meeting in the manner described below. Whether or not a stockholder plans to attend the virtual Annual Meeting, Activision Blizzard urges its stockholders to vote by submitting their proxy in advance of the Annual Meeting by one of the methods described in the proxy statement dated April 24, 2020, copies of which were previously distributed to stockholders. New proxy cards are not being sent to stockholders and the proxy card included with the proxy statement previously sent to stockholders may continue to be used to vote each stockholder's shares in connection with the Annual Meeting. If Activision Blizzard stockholders have previously voted by proxy using one of the methods described in the proxy statement and proxy card, their vote will be counted and they do not need to submit a new proxy or vote at the Annual Meeting, although Activision Blizzard stockholders may change or revoke their vote by attending and voting at the virtual Annual Meeting or by one of the other methods described in the proxy statement.

Attending the Virtual Annual Meeting

Both stockholders of record and stockholders who hold their shares in "street name" will need to register to be able to attend the Annual Meeting via live audio webcast and vote their shares electronically at the Annual Meeting by following the instructions below. Stockholders who attend the virtual Annual Meeting will also have an opportunity to submit questions by following the instructions to be provided before and during the virtual Annual Meeting.

If you were a stockholder of record on the record date and you desire to attend the virtual Annual Meeting, you must:

•	First, register at http://www.viewproxy.com/ATVI/2020/VM by 11:59 p.m., Eastern Time, on June 10, 2020. You will need to enter your name, phone number, control number (included on your proxy card) and email address as part of the registration, following which you will receive an email confirming your registration, as well as the password to attend the Annual Meeting ( ATVI2020).

•	On the day of the Annual Meeting, if you have properly registered, you may virtually enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ATVI/2020/VM (you will need the control number included on your proxy card).

If you wish to vote your shares electronically at the Annual Meeting, you will be able to do so by clicking on the link provided during the Annual Meeting while the polls are open (you will need the control number included on your proxy card).

If your shares are held in "street name" on the record date and you desire to attend the virtual Annual Meeting, you must:

•	Obtain a legal proxy from your broker, bank or other nominee. Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will not be able to vote your shares electronically at the Annual Meeting.

•	Register at http://www.viewproxy.com/ATVI/2020/VM by 11:59 p.m., Eastern Time, on June 10, 2020. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via VirtualMeeting@viewproxy.com) as part of the registration, following which you will receive an email confirming your registration, your virtual control number, as well as the password to attend the Annual Meeting (ATVI2020).

•	On the day of the Annual Meeting, if you have properly registered, you may virtually enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/ATVI/2020/VM (you will need the virtual control number assigned to you in your registration confirmation email).

If you wish to vote your shares electronically at the Annual Meeting, you will be able to do so by clicking on the link provided during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by no later than 8:30 a.m., Pacific Time, on June 11, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

More Information.

The information included in this press release is also described in definitive additional proxy materials filed by Activision Blizzard with the Securities and Exchange Commission on May 28, 2020. The proxy statement for the Annual Meeting and our 2019 annual report to stockholders are each available at https://materials.proxyvote.com/00507V.

About Activision Blizzard

Activision Blizzard, Inc. connects and engages the world through epic entertainment. A member of the Fortune 500 and S&P 500, Activision Blizzard is a leading interactive entertainment company. We delight hundreds of millions of monthly active users around the world through franchises including Activision’s Call of Duty®, Spyro®, and Crash Bandicoot™, Blizzard Entertainment's World of Warcraft®, Overwatch®, Hearthstone®, Diablo®, StarCraft®, and Heroes of the Storm®, and King's Candy Crush™, Bubble Witch™, and Farm Heroes™. Headquartered in Santa Monica, California, Activision Blizzard has operations throughout the world. More information about Activision Blizzard and its products can be found on the company's website, www.activisionblizzard.com.

Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement. This additional proxy material should be read with the Proxy Statement, and, from and after the date of this additional proxy material, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as revised hereby.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.